                                                                      EXHIBIT 99

                              EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of  Incorporation  of TCI Portfolios,  Inc.,  dated June 3,
1987 filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the Registration
Statement on Form N-1A of the Registrant,  File No.  33-14567,  filed on January
16, 1996, and incorporated herein by reference).

EX-99.a2    Articles of Amendment of TCI Portfolios,  Inc.,  dated July 22, 1988
(filed as Exhibit 1.2 to  Post-Effective  Amendment  No. 17 to the  Registration
Statement on Form N-1A of the Registrant,  File No.  33-14567,  filed on January
16, 1996, and incorporated herein by reference).

EX-99.a3    Articles of Amendment of TCI Portfolios, Inc., dated August 10, 1993
(filed as Exhibit 1.3 to  Post-Effective  Amendment  No. 17 to the  Registration
Statement on Form N-1A of the Registrant,  File No.  33-14567,  filed on January
16, 1996, and incorporated herein by reference).

EX-99.a4    Articles  Supplementary of TCI Portfolios,  Inc., dated November 30,
1992  (filed  as  Exhibit  1.4  to  Post-Effective   Amendment  No.  18  to  the
Registration Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on March 20, 1996, and incorporated herein by reference).

EX-99.a5    Articles Supplementary of TCI Portfolios, Inc., dated April 24, 1995
(filed as Exhibit 1.5 to  Post-Effective  Amendment  No. 18 to the  Registration
Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on March 20,
1996, and incorporated herein by reference).

EX-99.a6    Articles Supplementary of TCI Portfolios, Inc., dated March 11, 1996
(filed as Exhibit 1.6 to  Post-Effective  Amendment  No. 19 to the  Registration
Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on September
27, 1996, and incorporated herein by reference).

EX-99.a7    Articles of Amendment of TCI Portfolios,  Inc.,  dated April 1, 1997
(filed as Exhibit 1.7 to  Post-Effective  Amendment  No. 20 to the  Registration
Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on April 28,
1997, and incorporated herein by reference).

EX-99.a8    Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated May 1, 1997 (filed as Exhibit 1.8 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on April 28, 1997, and incorporated herein by reference).

EX-99.a9    Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated July 28, 1997 (filed as Exhibit 1.9 to Post-Effective  Amendment No.
23 to the  Registration  Statement  on Form  N-1A of the  Registrant,  File  No.
33-14567, filed on April 27, 1998, and incorporated herein by reference).

EX-99.a10   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated February 16, 1999 (filed as Exhibit a10 to Post-Effective  Amendment
No. 25 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-14567, filed on March 17, 1999, and incorporated herein by reference).

EX-99.a11   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated October 12, 2000 (filed as Exhibit a11 to  Post-Effective  Amendment
No. 29 to the Registration  Statement on Form N-1A of the Registrant on December
1, 2000, File No. 33-14567 and incorporated herein by reference).

EX-99.a12   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated May 21, 2001 (filed as Exhibit a12 to  Post-Effective  Amendment No.
31 to the  Registration  Statement  on Form  N-1A of the  Registrant,  File  No.
33-14567, filed on June 1, 2001, and incorporated herein by reference).

EX-99.a13   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated March 6, 2002 (filed as Exhibit a13 to Post-Effective  Amendment No.
35 to the  Registration  Statement  on Form  N-1A of the  Registrant,  File  No.
33-14567, filed on April 12, 2002, and incorporated herein by reference).

EX-99.a14   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated December 17, 2002 (filed as Exhibit a14 to Post-Effective  Amendment
No. 36 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-14567, filed on January 27, 2003, and incorporated herein by reference).

EX-99.a15   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated January 15, 2004 (filed as Exhibit a15 to  Post-Effective  Amendment
No. 38 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-14567, filed on February 11, 2004, and incorporated herein by reference).

EX-99.a16   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated February 24, 2004 (filed as Exhibit a16 to Post-Effective  Amendment
No. 39 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-14567, filed on April 15, 2004, and is incorporated herein by reference).

EX-99.a17   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated November 17, 2004.

EX-99.b     Amended  and   Restated   By-Laws  of  American   Century   Variable
Portfolios, Inc., dated September 21, 2004.

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein,  Article Fifth, Article Seventh and Article Eighth of Registrant's
Articles of Incorporation,  appearing as Exhibit 1.1 to Post-Effective Amendment
No.  17 on Form  N-1A of the  Registrant,  and  Article  Fifth  of  Registrant's
Articles of Amendment,  appearing as Exhibit 1.3 to Post-Effective Amendment No.
17 on Form N-1A of the Registrant; and Sections 3, 4, 5, 6, 7, 8, 9, 10, 11, 22,
25, 30, 31, 32, 33,  39,  40, 46 and 47 of  Registrant's  Amended  and  Restated
By-Laws, incorporated herein by reference as Exhibit b hereto.

EX-99.d     Amended and Restated  Management  Agreement between American Century
Variable  Portfolios,  Inc. and American Century  Investment  Management,  Inc.,
dated November 17, 2004.

EX-99.e     Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  November  17,  2004  (filed as Exhibit e to
Post-Effective  Amendment No. 106 to the Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on November 29,
2004, and incorporated herein by reference).

EX-99.g1    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No.  2-99222,  filed on  February  7,  1997,  and  incorporated  herein  by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000, filed as Exhibit g2 to Pre-Effective  Amendment No. 2 to the Registration  Statement on Form N-1A of American Century Variable Portfolios
II, Inc., File No. 333-46922,  filed on January 9, 2001 and incorporated  herein by reference).

EX-99.g4    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century  Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective  Amendment No. 35 to the Registration  Statement
on Form N-1A of American  Century  Quantitative  Equity  Funds,  Inc.,  File No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX.99g5     Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement on Form N-1A of American Century Quantitative Equity Funds, Inc., File
No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement with American Century Services Corporation
(formerly J.E. Stowers & Company),  dated October 15, 1987 (filed as Exhibit
9 to Post-Effective  Amendment No. 19 to the Registration Statement on Form N-1A
of the  Registrant,  File  No.  33-14567,  filed  on  September  27,  1996,  and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the Registration Statement on Form N-1A of American Century Target Maturities
Trust,  File No. 2-94608 filed on January 30, 2004, and  incorporated  herein by reference).

EX-99.h3    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement on Form N-1A of American  Century Asset Allocation  Portfolios,  Inc.,
File No.  333-116351,  filed on September 1, 2004,  and  incorporated  herein by reference).

EX-99.i     Opinion and Consent of Counsel.

EX-99.j1    Consent of  Deloitte & Touche  LLP,  independent  registered public accounting firm.

EX-99.j2    Power of Attorney,  dated  November 16, 2004 (filed as Exhibit j2 to
Post-Effective  Amendment No. 106 to the Registration  Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on November 29, 2004, and
incorporated herein by reference).

EX-99.j3    Secretary's  Certificate,  dated November 16, 2004 (filed as Exhibit
j3 to  Post-Effective  Amendment No. 106 to the  Registration  Statement on Form
N-1A of American Century Mutual Funds,  Inc., File No. 2-14213,  on November 29,
2004, and incorporated herein by reference).

EX-99.m1    Amended  and  Restated  Class II  Master  Distribution  Plan,  dated
November 17, 2004.

EX-99.m2    Class IV Master  Distribution  Plan,  dated as of May 3, 2004 (filed electronically  as  Exhibit  m4  to  Post-Effective  Amendment  No.  39  to  the
Registration  Statement of the Registrant on April 15, 2004, File No.  33-14567,
and incorporated herein by reference).

EX-99.n     Amended and Restated Multiple Class Plan, dated November 17, 2004.

EX-99.p1    American  Century  Investments Code of Ethics (filed as Exhibit p to
Pre-Effective  Amendment  No. 1 to the  Registration  Statement  on Form N-1A of
American Century Asset Allocation Portfolios,  Inc., File No. 333-116351,  filed on August 30, 2004, and incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics amended March 4, 2000 (filed as Exhibit p2 to Post-Effective  Amendment No. 106 to the Registration Statement
on Form N-1A of American  Century  Mutual  Funds,  Inc.,  File No.  2-14213,  on
November 29, 2004, and incorporated herein by reference.